Company Overview Brown & Brown, Inc. | 2026

Information Regarding Forward-Looking Statements This presentation and the statements made during our presentation may contain certain statements relating to future results which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. You can identify these statements by forward-looking words such as “may,” “will,” “should,” “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan” and “continue” or similar words. We have based these statements on our current expectations about potential future events. Although we believe the expectations expressed in the forward-looking statements included in this presentation are based upon reasonable assumptions within the bounds of our knowledge of our business, a number of factors could cause actual results to differ materially from those expressed in any forward-looking statements, whether oral or written, made by us or on our behalf. Many of these factors have previously been identified in filings or statements made by us or on our behalf. Important factors which could cause our actual results to differ, possibly materially from the forward-looking statements in this presentation include but are not limited to the following items: risks with respect to the acquisition of RSC Topco, Inc. (“RSC” or “Accession”), a Delaware corporation (the “Transaction”); the possibility that the anticipated benefits, including any anticipated cost savings and strategies, of the Transaction are not realized when expected or at all; risks related to the financing of the Transaction, including that financing the Transaction resulted in an increase in the Company’s indebtedness; risks relating to the financial information related to Accession; the risk that certain assumptions the Company has made relating to the Transaction prove to be materially inaccurate; risks related to Accession’s business, including underwriting risk in connection with certain captive insurance companies; the inability to hire, retain and develop qualified employees, as well as the loss of any of our executive officers or other key employees; a cybersecurity attack or any other interruption in information technology and/or data security that may impact our operations or the operations of third parties that support us; acquisition-related risks that could negatively affect the success of our growth strategy, including the possibility that we may not be able to successfully identify suitable acquisition candidates, complete acquisitions, successfully integrate acquired businesses into our operations and expand into new markets; risks related to our international operations, which may result in additional risks or require more management time and expense than our domestic operations to achieve or maintain profitability; the requirement for additional resources and time to adequately respond to dynamics resulting from rapid technological change, including the increasing use of artificial intelligence and robotic processing automation; the loss of or significant change to any of our insurance company or intermediary relationships, which could result in loss of capacity to write business, additional expense, loss of market share or material decrease in our commissions; the effect of natural disasters on our profit-sharing contingent commissions, insurer capacity or claims expenses within our capitalized captive insurance facilities; adverse economic conditions, political conditions, outbreaks of war, disasters, or regulatory changes in states or countries where we have a concentration of our business; the inability to maintain our culture or a significant change in management, management philosophy or our business strategy; fluctuations in our commission revenue as a result of factors outside of our control; the effects of significant or sustained inflation or higher interest rates; claims expense resulting from the limited underwriting risk associated with our participation in captive insurance facilities; risks associated with our automobile and recreational vehicle finance and incentives dealer services (“F&I”) businesses; changes in, or the termination of, certain programs administered by the U.S. federal government from which we derive revenues; the limitations of our system of disclosure and internal controls and procedures in preventing errors or fraud, or in informing management of all material information in a timely manner; our reliance on vendors and other third parties to perform key functions of our business operations and provide services to our customers; the significant control certain shareholders have; changes in data privacy and protection laws and regulations or any failure to comply with such laws and regulations; improper disclosure of confidential information; our ability to comply with non-U.S. laws, regulations and policies; the potential adverse effect of certain actual or potential claims, regulatory actions or proceedings on our businesses, results of operations, financial condition or liquidity; uncertainty in our business practices and compensation arrangements with insurance carriers due to potential changes in regulations; regulatory changes that could reduce our profitability or growth by increasing compliance costs, technology compliance, restricting the products or services we may sell, the markets we may enter, the methods by which we may sell our products and services, or the prices we may charge for our services and the form of compensation we may accept from our customers, carriers and third parties; increasing scrutiny and changing laws or competing expectations from regulators, investors and customers with respect to our environmental, social and governance practices and disclosure; a decrease in demand for liability insurance as a result of tort reform legislation; our failure to comply with any covenants contained in our debt agreements; the possibility that covenants in our debt agreements could prevent us from engaging in certain potentially beneficial activities; fluctuations in foreign currency exchange rates; a downgrade to our corporate credit rating, the credit ratings of our outstanding debt or other market speculation; future sales or other dilution of our equity could adversely affect the market price of our common stock; changes in the U.S.-based credit markets that might adversely affect our business, results of operations and financial condition; changes in current U.S. or global economic conditions, including an extended slowdown in the markets in which we operate; disintermediation within the insurance industry, including increased competition from insurance companies, technology companies and the financial services industry, as well as the shift away from traditional insurance markets; conditions that result in reduced insurer capacity; quarterly and annual variations in our commissions that result from the timing of policy renewals and the net effect of new and lost business production; intangible asset risk, including the possibility that our goodwill may become impaired in the future; changes in our accounting estimates and assumptions; other risks and uncertainties as may be detailed from time to time in our public announcements and Securities and Exchange Commission (“SEC”) filings; and other factors that the Company may not have currently identified or quantified. Assumptions as to any of the foregoing, and all statements, are not based upon historical fact, but rather reflect our current expectations concerning future results and events. Forward-looking statements that we make or that are made by others on our behalf are based upon a knowledge of our business and the environment in which we operate, but because of the factors listed above, among others, actual results may differ from those in the forward-looking statements. Consequently, these cautionary statements qualify all of the forward-looking statements we make herein. We cannot assure you that the results or developments anticipated by us will be realized, or even if substantially realized, that those results or developments will result in the expected consequences for us or affect us, our business or our operations in the way we expect. We caution readers not to place undue reliance on these forward-looking statements. All forward-looking statements made herein are made only as of the date of this presentation, and the Company does not undertake any obligation to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or of which the Company hereafter becomes aware.

Information Regarding Non-GAAP Measures This presentation contains references to “non-GAAP financial measures” as defined in SEC Regulation G, consisting of Organic Revenue, EBITDAC, EBITDAC Margin, EBITDAC - Adjusted, EBITDAC Margin - Adjusted, Diluted Net Income Per Share - Adjusted, Net Debt Outstanding, Total Debt Outstanding to EBITDAC - Adjusted, Net Debt Outstanding to EBITDAC - Adjusted, Free Cash Flow and Free Cash Flow Conversion. We present these measures because we believe such information is of interest to the investment community and because we believe they provide additional meaningful methods to evaluate the Company’s operating performance from period to period on a basis that may not be otherwise apparent on a GAAP basis due to the impact of certain items that have a high degree of variability, that we believe are not indicative of ongoing performance and that are not easily comparable from period to period. This non-GAAP financial information should be considered in addition to, not in lieu of, GAAP information as of the relevant date. Consistent with Regulation G, a description of such information is provided below, and tabular reconciliations of such items to our most directly comparable GAAP information can be found within this presentation as well as in our periodic filings with the SEC. We view Organic Revenue and Organic Revenue growth as important indicators when assessing and evaluating our performance on a consolidated basis and for each of our two segments, because they allow us to determine a comparable, but non-GAAP, measurement of revenue growth that is associated with the revenue sources that were a part of our business in both the current and prior year and that are expected to continue in the future. In addition, we believe Diluted Net Income Per Share - Adjusted provides a meaningful representation of our operating performance and improves the comparability of our results between periods by excluding the impact of the change in estimated acquisition earn-out payables, the impact of amortization of intangible assets and certain other non-recurring or infrequently occurring items. We also view EBITDAC, EBITDAC - Adjusted, EBITDAC Margin and EBITDAC Margin - Adjusted as important indicators when assessing and evaluating our performance, as they present more comparable measurements of our operating margins in a meaningful and consistent manner. As disclosed in our most recent proxy statement, we use Organic Revenue growth, Diluted Net Income Per Share - Adjusted and EBITDAC Margin - Adjusted as key performance metrics for our short-term and long-term incentive compensation plans for executive officers and other key employees. Non-GAAP Revenue Measures  Organic Revenue is our core commissions and fees less: (i) the core commissions and fees earned for the first 12 months by newly acquired operations; (ii) divested business (core commissions and fees generated from offices, books of business or niches sold or terminated during the comparable period); and (iii) Foreign Currency Translation (as defined below). The term “core commissions and fees” excludes profit-sharing contingent commissions and therefore represents the revenues earned directly from specific insurance policies sold and specific fee-based services rendered. Growth of Organic Revenue can be expressed as a dollar amount or a percentage rate. Non-GAAP Earnings Measures EBITDAC is defined as income before interest, income taxes, depreciation, amortization and the change in estimated acquisition earn-out payables. EBITDAC Margin is defined as EBITDAC divided by total revenues. EBITDAC - Adjusted is defined as EBITDAC, excluding (i) (gain)/loss on disposal (as defined below), (ii) for 2022, 2023 and 2025, Acquisition/Integration Costs (as defined below), (iii) mark-to-market of escrow liability (as defined below) and (iv) for 2023, the 1Q23 Nonrecurring Cost (as defined below). EBITDAC Margin - Adjusted is defined as EBITDAC - Adjusted divided by total revenues.

Information Regarding Non-GAAP Measures - Continued Non-GAAP Earnings Measures - Continued Diluted Net Income Per Share - Adjusted is defined as diluted net income per share, excluding the after-tax impact of (i) the change in estimated acquisition earn-out payables, (ii) (gain)/loss on disposal, (as defined below), (iii) for 2022, 2023 and 2025, Acquisition/Integration Costs (as defined below), (iv) mark-to-market of escrow liability (as defined below) in periods wherein the effect of mark-to-market of escrow liability is not dilutive to the Company's earnings and, therefore, not already excluded from the calculation of diluted net income per share in accordance with Accounting Standards Codification Topic 260 — Earnings Per Share (“ASC 260”), (v) amortization, (vi) for 2017, the Tax Cuts and Jobs Act of 2017 (the “Tax Reform Act”) and (vii) for 2023, the Nonrecurring Cost (as defined below). Other Non-GAAP Financial Measures - We believe these non-GAAP measures, as defined below, are useful to monitor our leverage and evaluate our balance sheet. Net Debt Outstanding is defined as Total Debt Outstanding less cash and cash equivalents. “Total Debt Outstanding” is defined as current portion of long-term debt plus long-term debt less unamortized discount and debt issuance costs. Total Debt Outstanding to EBITDAC - Adjusted is defined as Total Debt Outstanding divided by EBITDAC - Adjusted. Net Debt Outstanding to EBITDAC - Adjusted is defined as Net Debt Outstanding divided by EBITDAC - Adjusted. Free Cash Flow is defined as net cash provided by operating activities less capital expenditures. Free Cash Flow Conversion is defined as Free Cash Flow divided by total revenues. Definitions Related to Certain Components of Non-GAAP Measures “1Q23 Nonrecurring Cost” means approximately $11.0 million expensed and substantially paid in the first quarter of 2023 to resolve a business matter, which is not considered to be normal, recurring or part of the ongoing operations. “Acquisition/Integration Costs” means (i) the acquisition and integration costs (e.g., costs associated with regulatory filings, legal/accounting services, due diligence and the costs of integrating our information technology systems) arising out of our acquisitions of GRP, Orchid and BdB, which are not expected to occur on an ongoing basis in the future, and (ii) the acquisition and integration costs (e.g., costs associated with regulatory filings; costs for third-party professional services, including legal, accounting, consulting, financial advisory and due diligence; costs and fees associated with entry into the bridge financing commitment; costs of integrating or streamlining processes and information technology systems, including data migration and system integration; costs associated with optimizing vendor agreements and leased office space, including exit costs related to location combinations; and employment-related costs, including severance payments, costs associated with the transition of certain legacy compensation programs, retention-related compensation expenses, and incentive payments) arising out of our acquisition of Accession and acquisitions previously completed by Accession, which are not considered to be normal, recurring or part of ongoing operations. “Foreign Currency Translation” means the period-over-period impact of foreign currency translation, which is calculated by applying current-year foreign exchange rates to the various functional currencies in our business to our reporting currency of US dollars for the same period in the prior year. “(Gain)/loss on disposal” is a caption on our consolidated statements of income which reflects net proceeds received as compared to the net book value related to sales of books of business and other divestiture transactions. “Mark-to-market of escrow liability” is a caption on our consolidated statements of income which reflects the non-cash change in the fair value associated with certain shares of the Company’s common stock held in escrow. The change is driven by fluctuations in our stock price between the beginning of the quarter and the end of the quarter. These escrowed shares represent a portion of the merger consideration payable in connection with our acquisition of Accession. The escrowed shares secure certain indemnification obligations of the Accession equity holders related to businesses that are in run-off or discontinued. Our industry peers may provide similar supplemental non-GAAP information with respect to one or more of these measures, although they may not use the same or comparable terminology and may not make identical adjustments and, therefore comparability may be limited. This supplemental non-GAAP financial information should be considered in addition to, and not in lieu of, the Company's condensed consolidated financial statements.

Company Overview

Be the leading global provider of insurance solutions for our customers. Our Vision

Long-term track record of profitable revenue growth - organic and via acquisition Experienced leadership team and strong performance-based culture Highly diversified global revenue base, deep expertise and broad distribution network Operating model consistently generates industry-leading financial metrics Disciplined capital allocation strategy fueled by strong liquidity and cash flow conversion Business Highlights

2025 Revenue by Segment Historical Revenue & EBITDAC Margin - Adjusted Headquartered in Daytona Beach, Florida Founded in 1939 ~23,000 teammates as of December 31, 2025 Doing business globally in 16 countries with over 700 locations Serving customers via retail, wholesale and MGA / MGU programs Specializing in property, casualty, employee benefits and high-net-worth personal lines 1 Estimated based upon public filings and data gathered from the Brown family and teammates, including directors See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 50-60. Retail 59% 82% 18% Institutional & Retail Investors Brown & Brown Teammates1 Specialty Distribution 41% Ownership Breakdown Key Facts Brown & Brown at a Glance

Successful Acquirer Strong Balance Sheet High Performance Entrepreneurial Meritocracy Decentralized Sales & Service Accountable & Disciplined Highly Talented Teammates Strong Common Culture What Differentiates Brown & Brown?

Leaders vs. Managers Internal Ownership Think Long Term Profitable Growth Teammates vs. Employees 1 2 3 4 5 Key Cultural Attributes

We are in the people recruiting and enhancing business. We are in the money-making business. We are in the selling and servicing business.  We are in the delivering innovative solutions business. NO BIG MISTAKES Core Operating Philosophies

Business & Customer-Facing Functions Branding & Communications  Finance Legal & Risk Management Acquisitions Internal Audit & Compliance Enterprise & Segment Functions Solution Creation Knowledge Sharing Sales & Service Marketing Community Engagement Technology, Data & Innovation Talent Recruitment & Development Human Resources Decentralized Sales & Service Model Driving operational efficiency by centralizing certain functions, while enabling sales and service decisions at the local level.

Middle Market1 Large Accounts Small to Medium Enterprises & Personal Lines All offer attractive growth opportunities Middle Market1 Customer Segments 1 Middle-market defined as businesses with between 50 and 2,500 employees

Added to the S&P 500 Index in 2021 and the S&P 500 Dividend Aristocrats in 2022 Total Revenues ($) in Billions Revenue $2B The Hays Group 2018 Beecher Carlson 2013 Arrowhead 2012 Revenue $1B 2011 Hull & Co. 2005 Riedman Insurance Agency 2001 Wright 2014 2021 Revenue $5.9B 2025 Accession 2022 GRP, Orchid & BdB 2023 Kentro Revenue $4B Quintes 2024 Sustained Organic and Acquired Revenue Growth

Focus on combination of Organic Revenue growth and acquisitions Expand geographically while adding new capabilities Target countries with rule of law, stable governments, growing insurance markets and stable economies Continue disciplined growth strategy Strategic Growth Plan Italy Germany Netherlands Belgium U.K. Ireland France United States Bermuda Canada Cayman Islands United Arab Emirates Hong Kong Malaysia Singapore India Diversified Business Footprint

1 Dividend Aristocrat is an S&P measure 15 Investments in people, technology and innovation Share repurchases and dividends Dividend Aristocrat1 32 years of increases Increase capabilities, enhance talent and drive growth Acquisitions Internal Investments Returns to Shareholders Shareholder Value Creation

Total Shareholder Returns 1 Yr. 3 Yr. 5 Yr. 10 Yr. BRO -21% 43% 74% 443% Peers2 -4% 30% 83% 365% S&P 500 18% 86% 96% 298% Source: FactSet as of 12/31/2025 1 Calculated as change in share price plus total dividends paid 2 Peers are Arthur J. Gallagher & Co, Aon plc, Marsh & McLennan Companies, Inc. and Willis Towers Watson Public Limited Company 2 Total Shareholder Returns1

Retail Segment

Deliver industry-leading Organic Revenue growth while maintaining industry-leading margins Our strategy is built around a single North Star: Maximizing the value we deliver to customers through our scale and specialization, which drives strong, profitable growth. Our growth is anchored by a clear focus: Durable growth lasts by consistently delivering for the customers we serve. Constantly in Pursuit

Differentiators Key Metrics 2025 Avg. 3 Yr. Avg. 5 Yr. Revenue Growth 24.8% 16.6% 17.2% Organic Revenue Growth 2.8% 5.3% 6.5% EBITDAC Margin - Adjusted 30.0% 30.1% 30.4% Business Mix Employee Benefits Commercial Lines Specialty & Personal Lines Property Casualty Unique culture underpinned by accountability, innovation, and entrepreneurial thinking Broad range of capabilities, from small businesses to complex multi-national entities Collective capabilities leveraged to create the best solutions for our customers Specialized products and innovative tools that exceed ever-evolving customer needs Personalized service and tailored solutions via dedicated and knowledgeable teammates Retail Segment Overview PERFORMANCE OVERVIEW See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 50-60. 1 As of June 30, 2026 1

Property & Casualty Alternative Risk Financing Captive Insurance & Management Casualty Casualty Analytics Claims Advocacy & Loss Control Cyber Environmental Liability Executive Liability Financial & Wealth Services International Loss Prevention & Control Multinational Liability Political Violence & Terrorism Product Recall Property Risk Management Services Surety Bonds Trade Credit Risk Valuations & Business Interruption Employee Benefits Actuarial & Underwriting Strategies Advanced Contracting Strategies Ancillary Lines & Absence Management Benefits Communications Benefits Technology & Admin Data Analytics & Warehousing Executive Benefits Global Benefits HR Advisory Services Medical & Pharmacy Medicare for Employers & Employees Population Health & Well-being Regulatory & Legislative Strategy Retirement Services Stop Loss Work-site Long-Term Care Personal & High Net Worth Aviation CAT Analytics Co-ops & Condos Collections & Intrinsic Collectibles Collector, Classic & Exotic Vehicles Cyber Employment Practices Liability Equine Liability & Mortality Family Office Practice Farm & Ranch Fine Art & Private Collections Group Excess Liability Kidnap, Ransom & Extortion Life & Disability Practice Luxury Trip Personal Excess & Umbrella Primary & Excess Flood Primary & Secondary Homes Recreational Marine Special Event Broad Capabilities to Serve Customers of all Sizes DIVERSIFIED CAPABILITIES ACROSS THREE PRACTICE AREAS

1 Markets Placing coverage for almost every line of business through our broad network of carrier partners. 2 Segmentation Delivering tailored solutions for customers of all sizes and by specialization. 3 International Comprehensive, customizable services across all territories through our retail network and the Worldwide Broker Network (WBN). 4 Industries Serving all industries through deep specialization and dedicated resources. Industries Specializations Agriculture Architects & Engineers Aviation Construction Dealer Services Education Energy & Power Entertainment Financial Services Fine Art Healthcare Hospitality Logistics & Transportation Marine Nonprofit Private Equity Public Sector Real Estate Technology & Data Centers Tribal Wineries Our Differentiators FOUR DIMENSIONS OF REACH

Specialty Distribution Segment

Underwriting division that designs and runs specialized insurance programs for carriers. Builds niche, risk-specific products Prices & underwrites with delegated authority Distributes via multiple channels and manages performance Wholesale brokerage division that connects retail agents to carriers for complex or hard‑to‑place risks. Provides expertise and access to specialty markets Delivers fit-for-purpose coverage Solves high-risk, emerging, or unique exposures PROGRAMS WHOLESALE Specialty division that offers tailored insurance, reinsurance and risk management products. Delivers custom, non-traditional solutions Targets complex, underserved segments Spans affinity, captives, life & health, warranty and reinsurance SPECIALTY Three distinct divisions, one unified platform STRUCTURE Our Specialty Distribution segment is branded as Arrowhead Intermediaries – a highly diversified platform designed for today’s evolving insurance market.

*Based on office location premium, not geography UNITED KINGDOM CANADA UNITED ARAB EMIRATES NETHERLANDS ITALY GERMANY BELGIUM FRANCE MALAYSIA SINGAPORE HONG KONG $20 Billion+ FY 2025 Total Written Premium UNITED STATES 11% International* 89% North America 75k+ Active Distribution Locations 8,000+ Teammates >160 Programs 65% Delegated Authority 35% Non-Delegated Authority 42% Admitted 58% Non-Admitted 170+ Global Locations Delivering specialization at scale AT A GLANCE

Business overview Key Metrics 2025 Avg. 3 Yr. Avg. 5 Yr. Revenue Growth 19.5% 19.5% 17.9% Organic Revenue Growth 2.8% 11.8% 11.5% EBITDAC Margin - Adjusted 43.1% 41.7% 39.3% Three divisions provide: A broad reach and diverse trading platform for insurance carriers Expanded access to niche solutions for brokers and customers navigating complex and hard-to-place risks. An underwriting-first approach enabling disciplined growth and sustainable relationships A destination for attracting and cultivating the industry’s top talent and future leaders Specialty Distribution Segment PERFORMANCE OVERVIEW See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 50-60. 1 As of June 30, 2026 Business Mix Public Entity & Professional Liability Personal Lines Commercial Lines Other Property Casualty 1

INDUSTRIES SOLUTIONS SOLUTIONS Agriculture COMMERCIAL PERSONAL Aviation Cannabis Construction / Contractor Energy Financial Services Forestry Healthcare Hospitality Life Sciences Manufacturing Accident & Health Casualty Catastrophe Cyber Environmental Excess Lender-Placed Property Catastrophe High Net Worth & Valuables Automotive Marine Public Entity & Education Worker’s Compensation Reinsurance Professional Liability Real Estate OTHER Lloyd’s Access Admitted Access Captives Affinity Personal Liability Life & Health Warranty Small Business Space Sports & Entertainment Transportation Travel Not Exhaustive Property … and more Addressing today's risks & tomorrow's opportunities   SOLUTIONS

Serving as key part of value distribution DISTRIBUTION

Strength beyond scale Value Our three divisions bring these strengths to life with clear purpose and collective power, enabling us to move faster, trade smarter and deliver stronger results.  THE PILLARS OF OUR PERFORMANCE DEPTH: Specialization across industries, markets and risks DISCIPLINE: Underwriting rigor trusted by carriers DISTRIBUTION: Scale and reach across markets worldwide DESIGN: Solutions built with carriers for mutual success DURABILITY: Steady growth built on resilient programs DEDICATION: Commitment to building enduring relationships

Acquisitions

Create long-term shareholder value Find high-quality talent that fits culturally Enhance and expand our capabilities Expand geographic presence Leverage carrier relationships and diversification Apply disciplined approach to evaluating prospective acquisitions Engage senior operating leaders throughout process Disciplined deal structured aligned to retain teammates and drive future performance Ensure talent alignment with guiding principles Require history of strong growth and performance culture *Brown & Brown acquisitions from 1993 through December 31, 2025 Principles Strategy Successful integration of more than 700* acquisitions. Growth Through Acquisition

1 Represents the approximate annual revenue of businesses and books of business acquired between 2016 and 2025 Acquired Revenue1 (in Millions) $1,829 10-yr avg $343 Consistent Acquirer of Diverse Capabilities

Technology, Data & Innovation

Continuously empower teams to explore and implement innovations that impact the business and improve results Partner with early-stage investments to find new and impactful ways to drive results Innovation & Artificial Intelligence Data-driven decisions that enhance results and provide actionable insights to improve solutions Deliver targeted recommendations that are integrated in teammates' workflows and customer solutions Actionable Analytics Core platforms at enterprise level and segment that support business operations and improve business outcomes Scalable and secure platforms that leverage automation to block attacks and protect key information Production Stability & Security Core Technology Pillars

DATA STANDARDIZATION 2015 FOUNDATION BUILDING INNOVATION & ARTIFICIAL INTELLIGENCE PLATFORM RATIONALIZATION Current ENTERPRISE SCALE ENABLEMENT Future AI-DRIVEN GROWTH Our Technology and Data Journey

REVENUE GROWTH CUSTOMER EXPERIENCE TEAMMATE PRODUCTIVITY Our Investment Pillars

Proprietary B&B AI Products Out-of-the-Box AI Tooling & Solutions Enterprise Grade Technologies & Partnerships World Class Data & AI Organization Developer Copilots Teammate Assistants 3rd Party Applications Cloud Native APIs & Integrations Modern Data Platform Value-led Data & AI mindset Agile Data & AI Engineering AI Incubator Literacy & Training Governance & Responsible AI Building an AI-powered Brown & Brown

Talent

Our People Strategy

The Power of Our Culture

Teammate Snapshot

~23k

As of December 31, 2025

~44%
of US teammates are shareholders

92%
of teammates say we're a great place to work

Great Place to Work Certified®

Seven Years Certified in the US

Certified for the first time in the UK and Canada

Great Place To Work® Certified OCT 2025-OCT 2026 USA ™

Great Place To Work® Certified OCT 2025-OCT 2026 UK ™

Great Place To Work® Certified OCT 2025-OCT 2026 CANADA ™

Workplace Awards

2023

Great Place to Work Certified®

Fortune Best Workplaces:
- in Financial Services & Insurance

Platinum Bell Seal for Workplace Mental Health

2024

Great Place to Work Certified®

Fortune Best Workplaces:
- in Financial Services & Insurance
- for Millennials
- for Women

Platinum Bell Seal for Workplace Mental Health

RISE Elite 50 Internships

Military Friendly Employer - Bronze

2025

Great Place to Work Certified®

Fortune Best Workplaces:
- in Financial Services & Insurance
- for Women

Platinum Bell Seal for Workplace Mental Health

RISE Elite 50 Internships

Military Friendly® Employer – Silver

Teammate Resource Groups-Global

Black Excellence, Mental Health, Somos, Power of She, Veterans, LGBTQ+, Parents & Carers

Teammate Resource Groups-Europe

Abilities, Cultural Diversity, PRIDE, Neuro-Inclusion, Power of She, Parents & Carers

BROWN & BROWN | 39

Financial Performance

Strong Revenue Growth Source: FactSet, SNL Financial, Company Filings as of 12/31/2025 1 Peers are Arthur J. Gallagher & Co, Aon plc, Marsh & McLennan Companies, Inc. and Willis Towers Watson Public Limited Company 2 S&P 500 revenue growth calculated as change in the sum of adjusted sales over the prior year’s adjusted sales (adjusted for the ratio of the relative ownership to the company’s market value) 1 2

Consistently Strong EBITDAC Margin - Adjusted 1 Source: FactSet, SNL Financial, Company Filings as of 12/31/2025 1 Peers are Arthur J. Gallagher & Co, Aon plc, Marsh & McLennan Companies, Inc. and Willis Towers Watson Public Limited Company 2 S&P 500 margin shown represents EBITDA Margin, calculated as (1) EBITDA (earnings before interest, taxes, depreciation and amortization), divided (2) by total revenues, using each constituent’s EBITDA as reported (including company reported or data provider standard adjustments). Figures are equal weighted across constituents. Constituents are based on S&P 500 membership as of the end of the applicable period. Because Brown & Brown presents EBITDAC Adjusted, the S&P 500 EBITDA Margins are not directly comparable to Brown & Brown’s EBITDAC Margins Adjusted. See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 50-60. 2 (S&P 500 uses EBITDA Margin)

Industry-Leading Free Cash Flow Conversion 1 2 Source: FactSet, SNL Financial, Company Filings as of 12/31/2025 1 Peers are Arthur J. Gallagher & Co, Aon plc, Marsh & McLennan Companies, Inc. and Willis Towers Watson Public Limited Company 2 S&P 500 Free Cash Flow Conversion is calculated as the equal-weighted average across constituent’s (1) net cash provided by operating activities, less capital expenditures, divided by (2) total revenues, using each constituent’s cash flows as reported (including company reported or data provider standard adjustments). Constituents are based on S&P 500 membership as of the end of the applicable period. See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 50-60.

Long-Term Capital Deployment 10-Year ($ in Billions) Acquisitions $14.6 Dividends $1.1 Share Repurchases $0.6 CapEx $0.5 Total Cash Deployed $16.8 Total Cash Generated2 $8.1 1 Includes original purchase price plus subsequent earnout payments 2 Defined as net cash provided by operating activities. Cash flow for years 2020 and 2021 have been restated under the fiduciary model. Legacy method of cash flows is used for years prior to 2020. 1 2 (in Billions) $8.0 $1.5 $1.0 $0.5 $0 $2.0 $8.5

Liquidity Profile Maintain low leverage, industry-leading margins, high cash flow conversion and investment-grade ratings Optimize financial flexibility in line with growth objectives Target net debt outstanding to EBITDAC ratio of 0 - 2.5x and total debt outstanding to EBITDAC ratio of 0 - 3.0x Balance of returns and risks through allocation of capital to internal investments, acquisitions, dividends and share repurchases Generated $1.5 billion of cash flow from operations for the year ended 2025, growing 24% over 2024 $1.1 billion cash on balance sheet as of 12/31/2025 Up to $1.25 billion revolving credit facility, with $975 million of availability as of 6/30/2026, plus expansion features for an additional $1 billion under the credit agreement Financial covenants include max net debt outstanding to EBITDAC ratio of 3.5x Financial & Capital Allocation Policy Financial Policy & Liquidity Profile

Debt & Leverage Debt Maturity Profile* ($M) Debt outstanding ($M) Debt to EBITDAC - Adjusted Ratio *All amounts presented on this slide are calculated as of 12/31/2025 See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 50-60. Leverage & Maturity Profile

Proven Track Record of Industry-Leading Performance* Free Cash Flow Conversion1 23% 5 Yr. Avg. 24% 10 Yr. Avg. EBITDAC Margin - Adjusted 34% 5 Yr. Avg. 33% 10 Yr. Avg. Revenue growth 18% 5 Yr. CAGR 14% 10 Yr. CAGR Free Cash Flow growth1 17% 5 Yr. CAGR 14% 10 Yr. CAGR Diluted Net Income Per Share - Adjusted growth 17% 5 Yr. CAGR 15% 10 Yr. CAGR *All amounts presented on this slide are calculated as of 12/31/2025 1 Cash flow for years 2020 and 2021 have been restated under the fiduciary model. Legacy method of cash flows is used for years prior to 2020  See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 50-60.

Business well positioned to continue delivering profitable growth Teammate recruitment and development continues to be a top priority Strong balance sheet and cash generation, as well as access to capital Investing in artificial intelligence, data and analytics to improve customer and teammate experience Operating model consistently delivers industry-leading financial metrics and shareholder returns Business Highlights

GAAP to Non-GAAP Reconciliation Appendix

Reconciliation Income Before Income Taxes to EBITDAC and EBITDAC - Adjusted and Income Before Income Taxes Margin to EBITDAC Margin and EBITDAC Margin - Adjusted 1 “Income Before Income Taxes Margin” is defined as income before income taxes divided by total revenues See important disclosures regarding Non-GAAP measures on pages 2-3

See important disclosures regarding Non-GAAP measures on pages 2-3 Reconciliation Income Before Income Taxes to EBITDAC and EBITDAC - Adjusted and Income Before Income Taxes Margin to EBITDAC Margin and EBITDAC Margin - Adjusted

1 Cash flow for years 2020 and 2021 have been restated under the fiduciary model. Legacy method of cash flows is used for years prior to 2020 See important disclosures regarding Non-GAAP measures on pages 2-3 Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow & Free Cash Flow Conversion 1

Reconciliation of Diluted Net Income Per Share to Diluted Net Income Per Share - Adjusted See important disclosures regarding Non-GAAP measures on pages 2-3 1 The calculation of diluted net income per share for the twelve months ended December 31, 2025 (a) excludes the mark-to-market of escrow liability and (b) includes the escrowed shares within the Company’s diluted weighted average number of shares, in each case in accordance with ASC 260, which requires this treatment in periods where the combined effect of these adjustments is accretive to earnings. For the twelve months ended December 31, 2025, the mark-to-market of escrow liability impact was favorable to earnings by $54 million which, when combined with the inclusion of the diluted weighted average of the 4.4 million escrowed shares, resulted in decreases to diluted net income per share of $0.17. 1

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on pages 2-3 1 The Retail segment includes commissions and fees that are reported in the “Other” column of the segment Information in the Notes to the Consolidated Financial Statements in our SEC filings, which includes corporate and consolidation items.

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on pages 2-3 1 The Retail segment includes commissions and fees that are reported in the “Other” column of the segment Information in the Notes to the Consolidated Financial Statements in our SEC filings, which includes corporate and consolidation items.

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on pages 2-3 1 The Retail segment includes commissions and fees that are reported in the “Other” column of the segment Information in the Notes to the Consolidated Financial Statements in our SEC filings, which includes corporate and consolidation items.

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on pages 2-3 1 The Retail segment includes commissions and fees that are reported in the “Other” column of the segment Information in the Notes to the Consolidated Financial Statements in our SEC filings, which includes corporate and consolidation items.

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on pages 2-3 1 The Retail segment includes commissions and fees that are reported in the “Other” column of the segment Information in the Notes to the Consolidated Financial Statements in our SEC filings, which includes corporate and consolidation items.

Reconciliation of Long-Term Total Debt to Net Debt Outstanding, Total Debt Outstanding to EBITDAC - Adjusted and Net Debt Outstanding to EBITDAC - Adjusted See important disclosures regarding Non-GAAP measures on pages 2-3

The Cheetah: Since our beginning, we have known that doing what is best for our customers requires constant persistence. The cheetah, which represents vision, swiftness, strength and agility, has served as a symbol for Brown & Brown since the 1980s. For additional information: Andrew Watts Executive Vice President & Chief Financial Officer (386) 239-5770 | awatts@bbins.com